                                                                 Exhibit 10.4(h)


                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This Amendment ("Amendment") is made as of the 16th day of March, 1998 by and between BOWMAR INSTRUMENT CORPORATION, an Indiana corporation (the "Borrower") and Bank One, Arizona, NA (the "Bank").

         WHEREAS, the Borrower and the Bank entered into a Loan Agreement, dated August 28, 1995 as amended (if applicable) (the "Credit Agreement"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below:

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Capitalized terms not defined herein shall have the meaning ascribed in the Credit Agreement.

         2. The definition of "RLC Maturity Date" on the eighth page of the Loan Agreement is hereby amended in its entirety to read as follows:

                           "RLC Maturity Date" means February 28, 2000.

         3. Sections 10.8 (a), (c) and (e) are hereby amended in their entirety to read as follows:

         (a) The Current Ratio to be less than 2.0 to 1.0 at the end of any quarterly accounting period of Borrower.

         (c) Its Tangible Net Worth to be less than $7,600,000.00 at the end of any quarterly accounting period of Borrower.

         (e) Its Debt Coverage Ratio to be less than 2.3 to 1.0 from 3-31-98 thru 6-30-98, from 6-30-98 and thereafter the Debt Coverage Ratio to be less than 2.5 to 1.0 at the end of any quarterly accounting period of Borrower.

         4. Section 10.8 (b) is hereby deleted in its entirety.

         5. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Credit Agreement.

         6. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation, administration and enforcement of this Amendment.

         7. This Amendment shall become effective only after it is fully executed by the Borrower and the Bank and the Bank shall have received from the Borrower the following documents: (i) Business Loan Application, and (ii) Promissory Note Modification Agreement. Except as amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         8. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Credit Agreement or release any owner of collateral securing the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrower to Bank and Borrower waives and releases all claims which it may have against Bank arising under the Agreement on or prior to the date of this Amendment.

         9. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Agreement; The Borrower hereby specifically ratifies and affirms the terms and provisions of the Agreement. Borrower releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Lender's part to grant other or future amendments, should any be requested.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.

                                                              BORROWER:

BANK ONE, ARIZONA, NA                        BOWMAR INSTRUMENT CORPORATION,
                                             an Indiana corporation




By: /s/ Chad Christian                      By: /s/ Joseph G. Warren, Jr.
   -------------------                          ---------------------------
Name: Chad Christian                         Name:    Joseph G. Warren, Jr.
Title: Vice President                        Title:   Vice President







                                       2